$500,000,000

                        INTEGRATED HEALTH SERVICES, INC.

                    9 1/4% Senior Subordinated Notes due 2008

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

                                                               September 8, 1997

SMITH BARNEY INC.
MORGAN STANLEY & CO. INCORPORATED
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
CITICORP SECURITIES, INC.
c/o      SMITH BARNEY INC.
         388 Greenwich Street
         New York, New York 10013

Dear Sirs:


                  Integrated Health Services, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Smith Barney Inc., Morgan Stanley & Co. Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation and Citicorp Securities, Inc. (the "Initial Purchasers"), upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement"), an aggregate of $500,000,000 principal amount of its 9 1/4% Senior Subordinated Notes due 2008 (the "Notes"). The Notes will be issued pursuant to an indenture (the "Indenture") dated as of September 11, 1997, between the Company and First Union National Bank, as trustee (the "Trustee"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Company agrees with the Initial Purchasers, for the benefit of the holders of the Notes (including, without limitation, the Initial Purchasers), as follows:

                  1. Registered Exchange Offer. The Company shall prepare and, as promptly as reasonably practicable after the date on which the Company delivers the Notes to the Initial Purchasers (the "Closing Date"), file with the Securities and Exchange Commission (the "Commission") a registration statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), with respect to a proposed offer (the "Registered Exchange Offer") to the holders of the Notes to issue and deliver to such holders, in exchange for the Notes, a like principal amount of debt securities of the Company identical in all material respects to, and entitled to substantially the same benefits of, the Notes (the "New Notes"), shall use all reasonable efforts to cause such registration statement to become effective under the Securities Act and, following the declaration of the effectiveness of that registration statement, shall use all reasonable efforts to commence the Registered Exchange Offer and shall cause the same to remain open for a period of not less than the period required under applicable Federal and state securities laws, and to be conducted in accordance with such procedures as may be required by the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), it being the objective of such Registered Exchange Offer to enable each holder of Notes electing to exchange Notes for New Notes (assuming that such holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the New Notes in the ordinary course of such holder's business and has no arrangements with any person to participate in the distribution of the New Notes) to trade such New Notes from and after their receipt without any limitations or restrictions under the Securities Act (subject to any applicable requirement that broker-dealers deliver a prospectus meeting the requirements of the Securities Act in connection with sales of New Notes received by them in the Registered Exchange Offer). In connection with such Registered Exchange Offer, the Company shall take such other action, including, without limitation, appropriate filings under state securities laws, as may be necessary to realize the foregoing objective. The New Notes may be issued in the Registered Exchange Offer under (i) the Indenture or (ii) an indenture substantially similar to the Indenture, and will not be subject to the transfer restrictions described in the Offering Memorandum (subject to any applicable requirement that broker-dealers deliver a prospectus meeting the requirements of the Securities Act in connection with sales of New Notes received by them in the Registered Exchange Offer), and the New Notes and the Notes will vote and consent together on all matters as one class and neither the New Notes nor the Notes will have the right to vote or consent as a separate class on any matter. The Company agrees that for a period of 90 days after consummation of the Registered Exchange Offer it will make available a prospectus meeting the requirements of the Securities Act (which may be the prospectus used in connection with the Registered Exchange Offer) to any broker-dealer for use in connection with any resale of New Notes acquired by such broker-dealer in the Registered Exchange Offer.

                  2. Shelf Registration. If, because the Registered Exchange Offer would violate any applicable law or the applicable interpretations of the Commission's staff or because of any change in currently prevailing interpretations of the Commission's staff, the Company is not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof or in the event the Registered Exchange Offer is not for any other reason consummated within 240 days after the Closing Date, the Company shall take the following actions:


                  (a) The Company shall, as promptly as reasonably practicable after (i) the Closing Date, in the event the Company is not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof because the Registered Exchange Offer would violate an applicable law or an applicable interpretation of the Commission's staff or because of a change in a currently prevailing interpretation of the Commission's staff or (ii) 240 days after the Closing Date, if the Registered Exchange Offer is not for any other reason consummated by such date, file with the Commission and thereafter shall use all reasonable efforts to cause to be declared effective a registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Notes by the holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement and Rule 415 under the Securities Act (hereafter, the "Shelf Registration").

                  (b) The Company shall use all  reasonable  efforts to keep the registration statement relating to the Shelf Registration continuously effective in order to permit the prospectus included therein to be usable by the holders of the Notes for a period of two years from the date the registration statement is declared effective or such shorter period that will terminate when all the Notes covered by the registration statement have been sold pursuant to such registration statement; provided, that the Company shall be deemed not to have used all reasonable efforts to keep the registration statement effective during the requisite period if it voluntarily takes any action that would result in holders of Notes covered thereby not being able to offer and sell such securities during that period, unless such action is required by applicable law, including, but not limited to, reasonable periods necessary to prepare appropriate disclosure. The foregoing proviso shall not apply to actions taken (or contemplated to be taken) by the Company in good faith and for business reasons (a "Suspension Event"), including, without limitation, the acquisition or divestiture of assets or the offering or sale of securities, so long as the Company promptly thereafter complies with the requirements of
Section 3(h) hereof, if applicable. Any such period during which the Company fails to keep the registration statement effective and usable for offers and sales of Notes is referred to as a "Suspension Period." A Suspension Period shall commence on and include the date that the Company gives notice that the registration statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Notes and shall end on the date when each seller of Notes covered by such registration statement either receives the copies of the supplemented or amended prospectus contemplated by Section 3(h) hereof or is advised in writing by the Company that use of the prospectus may be resumed.

                  (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the registration statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such registration statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading other than statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by the Initial Purchasers expressly for use in such registration statement and the related prospectus and any amendment or supplement thereto.

                  3. Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, the Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:


                  (a) The Company shall furnish to the Initial Purchasers, prior to the filing thereof with the Commission, a copy of the registration statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall obtain the consent (which shall not be unreasonably withheld or delayed) of the Initial Purchasers to any such filing.

                  (b) The Company shall advise the Initial Purchasers and the holders of the Notes and the New Notes (to the extent applicable) in writing:

                         (i) when the registration statement and any amendment thereto has been filed with the Commission and when the registration statement or any post-effective amendment thereto has become effective;

                         (ii) of any request by the Commission for amendments or supplements to the registration statement or the prospectus included therein or for additional information;

                         (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose;

                         (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes and New Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                         (v) of the happening of any event (other than a Suspension Event, in which case the Company need only notify the Initial Purchasers and the holders of the Notes that a Suspension Event exists) that requires the Company to make changes in the registration statement or the prospectus in order to make the statements therein not misleading (which advice shall be accompanied by an instruction that such notice constitutes material nonpublic information, and to suspend the use of the prospectus until the requisite changes have been made, and which instruction shall require that such holders shall not communicate such material nonpublic information to any third party and shall not sell or purchase, or offer to sell or purchase, any securities of the Company after receipt of such advice and prior to the effectiveness of any action required to be taken by the Company pursuant to Section 3(h) hereof).

                  (c) The Company shall use all reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible time.

                  (d) The Company shall furnish to each holder of Notes included within the coverage of the Shelf Registration, without charge, at least one copy of the registration statement and any post-effective amendment thereto, including financial statements and schedules, and, if the holder so requests in writing, all exhibits (including those incorporated by reference).

                  (e) The Company shall deliver to each holder of Notes included within the coverage of the Shelf Registration, if any, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the registration statement with respect to the Shelf Registration and any amendment or supplement thereto as such persons may reasonably request. The Company consents, subject to the provisions of the Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling holders of Notes in connection with the offering and sale of the Notes covered by the prospectus, or any amendment or supplement thereto, included in such registration statement.

                  (f) Prior to any public offering of Notes pursuant to the Shelf Registration, the Company shall register or qualify or cooperate with the holders of securities included therein and their respective counsel in connection with the registration or qualification of such Notes for offer and sale under the securities or blue sky laws of such jurisdictions in the United States as any holder of Notes reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the securities covered by the Shelf Registration; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) take any action that would subject it to the service of process in suits, other than as to matters and transactions relating to the Shelf Registration, in any jurisdiction where it is not now subject or (iii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

                  (g) The Company shall cooperate with the holders of the Notes to facilitate the timely preparation and delivery of certificates representing Notes to be sold in the Shelf Registration free of any restrictive legends and in such denominations and registered in such names as the holders may request a reasonable period of time prior to sales of Notes pursuant to the Shelf Registration.

                  (h) Upon the occurrence of any event contemplated by Section 3(b)(v) above (including, without limitation, any Suspension Event), the Company shall, as promptly as reasonably practicable, prepare a post-effective amendment to the registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Notes, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

                  (i) Not later than the effective date of the applicable registration statement, the Company will provide a CUSIP number for the New Notes and provide the applicable trustee with printed certificates for the Notes or New Notes, as the case may be, in a form eligible for deposit with The Depository Trust Company.

                  (j) The Company will use all reasonable efforts to comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration, which statement shall cover such 12-month period.

                  (k) The Company shall cause the Indenture (or an indenture substantially identical to the Indenture in the case of a Registered Exchange Offer) to be qualified under the Trust Indenture Act of 1939, as amended.

                  (l) The Company may require each holder of Notes to be sold pursuant to the Shelf Registration to furnish to the Company such information regarding the holder and the distribution of such Notes as the Company may from time to time reasonably require for inclusion in the registration statement. The Company may also require each holder of Notes participating in the Registered Exchange Offer to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) such holder is not an affiliate of the Company, (ii) any New Notes received by such holder will be acquired in the ordinary course of its business and (iii) such holder will have no arrangement or understanding with any person to participate in the distribution of the Notes or the New Notes within the meaning of the Securities Act. Each holder agrees by acquisition of Notes that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 3(b)(v) hereof, such holder will forthwith discontinue disposition of Notes until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 3(h) hereof, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings with respect to the Prospectus. If so directed by the Company, each holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Notes current at the time of receipt of such notice.

                  4. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 1 through 3 hereof and, in the event of a Shelf Registration, shall bear or reimburse the holders of the Notes for the reasonable fees and disbursements of one firm of counsel designated by the holders of a majority in principal amount of the Notes to act as counsel for the holders of the Notes in connection therewith.


                  5. Indemnification.
                     ---------------

                  (a) The Company agrees to indemnify and hold harmless (i) each
Initial Purchaser, (ii) each holder of Notes and/or New Notes (including broker-dealers receiving New Notes in the Registered Exchange Offer) (each a "Holder"), (iii) each person, if any, who controls (within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act) any Initial Purchaser or any Holder (any of the persons referred to in this clause (iii) being hereinafter referred to as a "controlling person") and (iv) the respective officers, directors, partners, employees, representatives and agents of any Initial Purchaser or any Holder or any controlling person (any person referred to in clause (i), (ii), (iii) or (iv) may hereinafter be referred to as a "Non-Company Indemnitee"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (or any amendments or supplements thereto) prepared in accordance with this Agreement, including any document incorporated by reference therein, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except, with respect to any Non-Company Indemnitee, insofar as such losses, claims, damages, liabilities or judgments
(1) are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Non-Company Indemnitee expressly for use therein or (2) with respect to any preliminary prospectus, result from the fact that such Non-Company Indemnitee sold Notes or New Notes to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus, as amended or supplemented, if required under the Securities Act and if the Company shall have previously furnished copies thereof to such Non-Company Indemnitee in accordance with this Agreement and the final prospectus, as amended or supplemented, would have corrected such untrue statement or omission.

                  (b) In case any action shall be brought against any Non-Company Indemnitee based upon any registration statement or prospectus, or any amendment or supplement thereto, and with respect to which indemnity may be sought against the Company, such Non-Company Indemnitee shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Non-Company Indemnitee and payment of all fees and expenses. Such Non-Company Indemnitee shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of counsel shall be paid by such Non-Company Indemnitee, unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Non-Company Indemnitee and the Company and such Non-Company Indemnitee shall have been advised by counsel that it would be inappropriate for the same counsel to represent such Non-Company Indemnitee and the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Non-Company Indemnitee, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the Non-Company Indemnitees, which firm shall be designated in writing by the Non-Company Indemnitees and whose fees and expenses reasonably incurred shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without the written consent of the Company, but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Non-Company Indemnitee from and against any amounts payable pursuant to such written consent in connection with such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the Company and a Non-Company Indemnitee shall have requested the Company to reimburse such Non-Company Indemnitee for such fees and expenses of counsel as incurred, the Company agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than 30 business days after the receipt by the Company of the aforesaid request and (ii) the Company shall have failed to reimburse such Non-Company Indemnitee in accordance with such request for reimbursement prior to the date of such settlement. The Company shall not, without the prior written consent of such Non-Company Indemnitee, effect any settlement of any pending or threatened proceeding in respect of which such Non-Company Indemnitee is or could have been a party and indemnity could have been sought hereunder by such Non-Company Indemnitee, unless such settlement includes an unconditional release of such Non-Company Indemnitee from all liability on claims that are the subject matter of such proceeding.

                  (c) Each Holder agrees to indemnify and hold harmless (i) the Company, (ii) each of the Initial Purchasers, (iii) each other Holder, (iv) any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, any Initial Purchaser and each other Holder and
(v) the respective officers, directors, partners, employees, representatives and agents of each of the parties referred to in clauses (i), (ii), (iii) and (iv), to the same extent as the foregoing indemnity from the Company to each of the Non-Company Indemnitees, but only with respect to information relating to such Holder that was furnished in writing by such Holder expressly for use in any registration statement (or any amendment or supplement thereto) prepared in accordance with this Agreement. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sales of the Notes or New Notes giving rise to such indemnification obligation.

                  (d) If the indemnification provided for in this Section 5 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party, on the one hand, or the indemnified party, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company, each Initial Purchaser and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The losses, claims, damages, liabilities or judgments of an indemnified party referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim prior to the indemnifying party's assumption of the defense thereof or subsequent thereto to the extent permitted by the second sentence of Section 5(b) hereof. Notwithstanding the provisions of this Section 5, none of the Holders shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total amount received by such Holder with respect to the sale of Notes or New Notes exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of Holders to contribute pursuant to this
Section 5(d) are several in proportion to the respective principal amount of Notes and/or New Notes held by each of the Holders hereunder and not joint.

                  6. Additional Interest Under Certain Circumstances.
                     -----------------------------------------------

                  (a) Additional interest (the "Penalty Interest") shall be assessed as follows:


                         (i) If a registration statement with respect to a Registered Exchange Offer or a Shelf Registration is not filed with the Commission within 90 days following the Closing Date, then commencing on the 91st day after the Closing Date, Penalty Interest shall be accrued on the Notes over and above the accrued interest at a rate of .25% per annum for the first 90 days immediately following the 90th day after the Closing Date, such Penalty Interest rate increasing by an additional .25 % per annum at the beginning of each subsequent 90-day period;

                         (ii) If a registration statement with respect to a Registered Exchange Offer or a Shelf Registration is filed as contemplated by subsection 6(a)(i) above and is not declared effective by the Commission within 180 days following the Closing Date, then, commencing on the 181st day after the Closing Date, Penalty Interest shall be accrued on the Notes over and above the accrued interest at a rate of .25% per annum for the first 90 days immediately following the 180th day after the Closing Date, such Penalty Interest rate increasing by an additional .25 % per annum at the beginning of each subsequent 90-day period; and

                         (iii) If either (A) the Company has not exchanged New Notes for all Notes validly tendered in accordance with the terms of the Registered Exchange Offer on or prior to 40 days after the date on which the registration statement with respect to the Registered Exchange Offer was declared effective, or (B) if applicable, a registration statement with respect to a Shelf Registration has been declared effective and such registration statement ceases to be effective prior to two years from its original effective date (other than by reason of the occurrence of a Suspension Event), then Penalty Interest shall be accrued on the Notes over and above the accrued interest at a rate of .25% per annum for the first 60 days immediately following (x) the 40th day after such effective date in the case of (A) above, or (y) the day such registration statement with respect to a Shelf Registration ceases to be effective (other than by reason of the occurrence of a Suspension Event) in the case of (B) above, such Penalty Interest rate increasing by an additional .25% per annum at the beginning of each subsequent 60-day period;

provided, however, that the Penalty Interest rate on the Notes may not exceed 1.0% per annum at any time; and provided, further, that (1) upon the filing of the registration statement with respect to a Registered Exchange Offer or a Shelf Registration (in the case of (i) above), (2) upon the effectiveness of the registration statement filed with respect to a Registered Exchange Offer or a Shelf Registration (in the case of (ii) above), or (3) upon the exchange of New Notes for all Notes validly tendered in accordance with the terms of the Registered Exchange Offer, or upon the effectiveness of the registration statement filed with respect to a Shelf Registration which had ceased to remain effective prior to two years from its original effective date (in the case of (iii) above), Penalty Interest on the Notes as a result of such clause (i),
(ii), or (iii) shall immediately cease to accrue. The Penalty Interest specified in this Section 6(a) shall be payable by the Company to the holders of Notes at the times, in the manner and subject to the same terms and conditions set forth in the Indenture, as nearly as may be, as though the rate set out in the Notes had been increased, which payments shall be calculated pursuant to Section 6(b) below. The interest rate on the Notes, inclusive of Penalty Interest, shall in no event exceed 10 1/4% per annum.

                  (b) Any  amounts of Penalty  Interest  due  pursuant to clause
(i), (ii), or (iii) of Section 6(a) above will be payable in cash on the interest payment dates of the Notes.

                  The amount of Penalty Interest will be determined by multiplying the applicable Penalty Interest rate by the principal amount of the Notes, multiplied by a fraction, the numerator of which is the number of days such Penalty Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

(v) If the Company effects the Registered Exchange Offer, the Company will be entitled to close the Registered Exchange Offer provided that it has accepted all Notes theretofore validly tendered in accordance with the terms of the Registered Exchange Offer. Notes not tendered in the Registered Exchange Offer shall bear interest at the same rates in effect at the time of issuance of the Notes.

                  7. Miscellaneous.
                     -------------


                  (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders of a majority in aggregate principal amount of the Notes.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier which guarantees overnight delivery:

                                (1) If to a holder of Notes or New Notes, at the
                  most current address given by such holder to the Company in accordance with the provisions of this Section 7(b), which address initially is, with respect to each holder, the address of such holder to which confirmation of the sale of Notes or New Notes to such holder was first sent, with a copy in like manner to the Initial Purchasers c/o Smith Barney Inc. at 388 Greenwich Street, New York, New York 10013.

                                (2) If to an Initial Purchaser,  to  the address
                  specified in 7(b)(1);

                                 (3)If to the Company, at the following address:

                                  Integrated Health Services, Inc.
                                  10065 Red Run Boulevard
                                  Owings Mills, Maryland  21117
                                  Attention:  General Counsel

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged by recipient's telecopy operator, if telecopied; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

                  (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent holders of the Notes and the New Notes.

                  (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (e)  Headings.   The  headings  in  this   Agreement  are  for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of laws rules.

                  (g) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  Please confirm that the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers.


                                          Very truly yours,

                                          INTEGRATED HEALTH SERVICES, INC.





                                          By: /s/ Eleanor C. Harding
                                             ------------------------------
                                              Name:  Eleanor C. Harding
                                              Title: Executive Vice President-
                                                     Finance





Confirmed as of the date first
above mentioned.


SMITH BARNEY INC.
MORGAN STANLEY & CO. INCORPORATED
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
CITICORP SECURITIES, INC.

By: SMITH BARNEY INC.

By: /s/ Benjamine R. Lorello
    ------------------------------
    Name: Benjamin R. Lorello
    Title: Managing Director